Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)    Registration Statement (Form S-8 No. 333-60293) pertaining to the Stock Incentive Plan of Vical Incorporated,
(2)    Registration Statement (Form S-8 No. 333-80681) pertaining to the Stock Incentive Plan of Vical Incorporated,
(3)    Registration Statement (Form S-8 No. 333-66254) pertaining to the Stock Incentive Plan of Vical Incorporated,
(4)    Registration Statement (Form S-8 No. 333-97019) pertaining to the Stock Incentive Plan of Vical Incorporated,
(5)    Registration Statement (Form S-8 No. 333-107581) pertaining to the Stock Incentive Plan of Vical Incorporated,
(6)    Registration Statement (Form S-8 No. 333-116951) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(7)    Registration Statement (Form S-8 No. 333-135266) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(8)    Registration Statement (Form S-8 No. 333-143885) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(9)    Registration Statement (Form S-8 No. 333-169344) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(10)    Registration Statement (Form S-8 No. 333-183215) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(11)    Registration Statement (Form S-8 No. 333-190343) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(12)    Registration Statement (Form S-8 No. 333-213034) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(13)    Registration Statement (Form S-8 No. 333-219804) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(14)    Registration Statement (Form S-8 No. 333-233698) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated and the Equity Incentive Plan of Brickell Biotech, Inc.,
(15)    Registration Statement (Form S-3 No. 333-236757) of Brickell Biotech, Inc.,
(16)    Registration Statement (Form S-3 No. 333-236353) of Brickell Biotech, Inc.,
(17)    Registration Statement (Form S-1 No. 333-237568) of Brickell Biotech, Inc.,
(18)    Registration Statement (Form S-8 No. 333-237859) pertaining to the 2020 Omnibus Long-Term Incentive Plan of Brickell Biotech, Inc., the Equity Incentive Plan of Brickell Biotech, Inc., and the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(19)    Registration Statement (Form S-1 No. 333-238298) of Brickell Biotech, Inc.,
(20)    Registration Statement (Form S-8 No. 333-248688) pertaining to the 2020 Omnibus Long-Term Incentive Plan of Brickell Biotech, Inc.,
(21)    Registration Statement (Form S-1 No. 333-249441) of Brickell Biotech, Inc.,
(22)    Registration Statement (Form S-3 No. 333-254037) of Brickell Biotech, Inc.,
(23)    Registration Statement (Form S-8 No. 333-256113) pertaining to the 2020 Omnibus Long-Term Incentive Plan of Fresh Tracks Therapeutics, Inc.,
(24)    Registration Statement (Form S-8 No. 333-256114) pertaining to the Employee Stock Purchase Plan of Fresh Tracks Therapeutics, Inc.,
(25)    Registration Statement (Form S-8 No. 333-265183 pertaining to the 2020 Omnibus Long-Term Incentive Plan of Brickell Biotech, Inc.,
(25)    Registration Statement (Form S-8 No. 333-237859 pertaining to the 2020 Omnibus Long-Term Incentive Plan of Brickell Biotech, Inc.,
(26)    Registration Statement (Form S-8 No. 333-233698) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated and the Equity Incentive Plan of Brickell Biotech, Inc., and
(27)    Registration Statement (Form S-1 No. 333-267254) of Brickell Biotech, Inc.

of our report dated March 30, 2023, with respect to the consolidated financial statements of Fresh Tracks Therapeutics, Inc., included in this Annual Report (Form 10-K) of Fresh Tracks Therapeutics, Inc. for the year ended December 31, 2022.

/s/ Ernst & Young LLP

Denver, Colorado
March 30, 2023